NEWS RELEASE For Immediate Release Contact: Deanna Hart Barbara Thompson July 28, 2022 Investor Relations Corporate Communications 919-716-2137 919-716-2716 FIRST CITIZENS BANCSHARES REPORTS SECOND QUARTER 2022 EARNINGS RALEIGH, N.C. -- First Citizens BancShares, Inc. (“BancShares”) (Nasdaq: FCNCA) reported earnings for the second quarter and year to date period ended June 30, 2022. Chairman and CEO, Frank B. Holding, Jr. on second quarter results, "We are pleased to announce another quarter of solid results. Our integration efforts remain on track, and we completed our first major customer conversion of the OneWest Bank division and certain CIT treasury management customers. Merger integration is now substantially complete with some optimization efforts continuing into 2023. In addition, we are excited to announce that our Board of Directors approved a share repurchase plan which will allow us to repurchase up to 1.5 million shares of our Class A common stock over the next 12 months. Returning excess capital to our shareholders is a key strategic focus and we are excited about the opportunity to execute on the plan. "Loan growth was strong this quarter, and pre-provision net revenue continued its momentum as our net interest margin expanded, our fee income producing lines of business performed well and expense control remained solid. We remain committed to achieving our cost savings goal as we continue to optimize our operations.” FINANCIAL HIGHLIGHTS Second quarter net income available to common stockholders was $238 million, or $14.86 per share, compared to first quarter net income available to common stockholders of $264 million or $16.70 per share. Adjusted for notable items, second quarter net income available to common stockholders was $270 million or $16.86, down from $299 million, or $18.95 per share in the first quarter of 2022. The primary driver of the decline in adjusted net income was a provision expense in the second quarter totaling $42 million versus a $49 million benefit in the first quarter. The increase in provision expense was largely offset by solid pre-provision net revenue growth. BancShares completed the acquisition of CIT Group, Inc. (“CIT”) on January 3, 2022 (the “CIT Merger”). BancShares’ financial information presented for the periods ended March 31, 2022 and June 30, 2022 reflects the acquisition of CIT. Certain historical financial information referenced as “Combined” in the commentary below reflects the combination of BancShares and CIT for historical periods prior to completion of the CIT Merger. For Combined financial information, refer to pages 8 through 12. For GAAP financial information, refer to pages 5 through 7. Certain financial results referenced as “Adjusted” in the commentary below excludes notable items, which are detailed on page 10. For Adjusted financial information, refer to page 11. The Combined and Adjusted financial information are non-GAAP measures. 2Q22 vs 1Q22: • Adjusted pre-provision net revenue increased by $60 million over the first quarter due to growth in net revenue as net interest margin expanded and fee income grew, while expenses declined. 1

• Net interest income increased by $51 million. Interest income increased $47 million due to higher interest income on loans, as earning asset yields rose, and we experienced strong loan growth. Interest expense declined by $4 million as an increase in interest expense on deposits was more than offset by a decline in interest on borrowings. • Net interest margin expanded from 2.73% to 3.04% due primarily to higher loan yields and balances, the impact of the $3 billion debt redemption in the first quarter and higher yields on investment securities and overnight investments, partially offset by higher deposit rates and lower SBA-PPP income. • Adjusted noninterest income increased by $3 million. The increase was primarily due to higher capital markets and wealth management revenue, partially offset by a decline in rental income on operating leases, net. • Adjusted noninterest expense decreased by $6 million primarily due to a decline in personnel expense. • Provision for credit losses, adjusted for the CECL Day 2 provision, increased by $91 million primarily due to changes in CECL macroeconomic forecasts and loan growth. • Total loans increased $2.2 billion or by 13.5% on an annualized basis. We experienced strong growth in our branch network and residential mortgage portfolio as well as in our commercial bank from a number of our industry verticals, middle market banking and business capital. • Deposits declined $2.3 billion or by 9.9% on an annualized basis. The main components of the decline were a $3.0 billion decline in interest-bearing deposits (money market deposits and time deposits) as we saw sensitive customers begin to move funds in response to recent rate increases. The reductions were primarily concentrated in acquired higher cost channels including the direct bank and legacy OneWest branches, offset by growth in our branch network. These declines in interest-bearing deposits were offset by growth in noninterest-bearing deposits of $747 million, or 11.6% annualized. 2Q22 vs 2Q21 (Combined): • Adjusted pre-provision net revenue increased by $114 million or 37.6% due to double digit percentage growth in net revenue as net interest margin expanded and fee income grew, while expenses increased at a modest pace. • Net interest income increased by $88 million. Interest income increased $24 million due to higher yields on investment securities and overnight investments, partially offset by reduced accretion income on acquired loans and SBA-PPP income. Interest expense declined $64 million driven primarily by lower borrowings. • Net interest margin improved from 2.56% to 3.04% due primarily to the impact of the $3 billion debt redemption in the first quarter, higher earning asset yields, partially offset by lower SBA-PPP income, lower accretion income and a reduction in loan balances. • Adjusted noninterest income increased by $37 million primarily due to higher rental income on operating leases, net and increases in wealth management income, service charges on deposits and card income. • Adjusted noninterest expense increased $11 million due to higher personnel costs, increased occupancy and equipment expense and higher third-party processing fees, partially offset by declines in professional fees and FDIC insurance expense. • Provision for credit losses increased by $136 million primarily due to changes in CECL macroeconomic forecasts, releases of COVID-related reserves in the second quarter of 2021 and loan growth. • Loans increased $1.3 billion or by 2.0%. Excluding the impact of SBA-PPP loans and purchase accounting adjustments, loans increased $2.8 billion or by 4.3%. Growth was attributable to the same factors as noted for the linked quarter above. • Deposits declined $367 million or by 0.4% compared to the prior year quarter. The decline was a result of a $2.5 billion reduction in interest-bearing deposits partially offset by a $2.1 billion increase in noninterest- bearing deposits. The changes are due to similar reasons as noted for the linked quarter. 2

EARNINGS CALL DETAILS BancShares will host a conference call to discuss the company's financial results on Thursday, July 28, 2022, at 9 a.m. Eastern time. To access this call, dial: Domestic: 1-844-200-6205 Canada: 1-833-950-0062 All other locations: + 1 929-526-1599 Access code: 158564 The second quarter 2022 earnings presentation and this news release are available on the company’s website at www.firstcitizens.com/investor-relations. After the conference call, you may access a replay of the call through August 18, 2022, by dialing 1-866-813-9403 (domestic), 1-226-828-7578 (Canada) or +44 204-525-0658 (all other locations) using the access code 908758. ABOUT FIRST CITIZENS BANCSHARES First Citizens BancShares, Inc. is the financial holding company for First Citizens Bank. In January 2022, First Citizens BancShares and CIT Group Inc. merged, creating one of the top 20 U.S. financial institutions, with over $100 billion in assets. First Citizens Bank helps personal, business, commercial and wealth clients build financial strength that lasts. As the largest family-controlled bank in the United States, First Citizens is continuing a unique legacy of strength, stability and long-term thinking that has spanned generations. Its commercial banking segment brings a wide array of best-in-class lending, leasing and banking services to middle-market companies and small businesses from coast to coast. Founded in 1898 and headquartered in Raleigh, N.C., First Citizens also operates a nationwide direct bank and a network of more than 550 branches in 22 states, many in high-growth markets. Visit firstcitizens.com. First Citizens Bank. Forever First® 3

FORWARD-LOOKING STATEMENTS This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of BancShares. Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue”, “aims” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other risk factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause the actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, general competitive, economic, political, geopolitical events (including the military conflict between Russia and Ukraine) and market conditions, the impacts of the global COVID-19 pandemic on BancShares’ business and customers, the financial success or changing conditions or strategies of BancShares’ customers or vendors, fluctuations in interest rates, actions of government regulators, including the recent and projected interest rate hikes by the Board of Governors of the Federal Reserve Board (the “Federal Reserve”), the potential impact of decisions by the Federal Reserve on BancShares’ capital plans, adverse developments with respect to U.S. or global economic conditions, the impact of the current inflationary environment, the impact of implementation and compliance with current or proposed laws, regulations and regulatory interpretations, the availability of capital and personnel, and the failure to realize the anticipated benefits of BancShares’ previous acquisition transaction(s), including the recently completed transaction with CIT, which acquisition risks include (1) disruption from the transaction, or recently completed mergers, with customer, supplier or employee relationships, (2) the possibility that the amount of the costs, fees, expenses and charges related to the transaction may be greater than anticipated, including as a result of unexpected or unknown factors, events or liabilities, (3) reputational risk and the reaction of the parties’ customers to the transaction, (4) the risk that the cost savings and any revenue synergies from the transaction may not be realized or take longer than anticipated to be realized, and (5) difficulties experienced in the integration of the businesses. Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Additional factors which could affect the forward-looking statements can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and its other filings with the Securities and Exchange Commission (the “SEC”). SUPPLEMENTAL FINANCIAL TABLES The following section includes supplemental financial information and key performance metrics for current and historical periods. Certain measures in these tables, including the previously defined Combined and Adjusted financial information, are "Non-GAAP,“ meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to BancShares. BancShares believes that Non-GAAP financial measures, when reviewed in conjunction with GAAP financial information, can provide transparency about or an alternative means of assessing its operating results and financial position to its investors, analysts and management. The Non-GAAP measures are reconciled to the most comparable GAAP measure, in the Non-GAAP reconciliation table(s). 4

Dollars in millions, except per share data

Summary Financial Data & Key Metrics [1]		BancShares 2Q22	BancShares 1Q22	BancShares 2Q21	BancShares YTD22	BancShares YTD21
Key Performance Metrics:						
Diluted earnings per common share (EPS)	$	14.86	16.70	15.09	31.48	29.63
Diluted earnings per common share (EPS) - adjusted		16.86	18.95	13.63	35.67	26.99
Book value per common share		609.95	605.48	421.39	609.95	421.39
Tangible book value per common share (TBV)		578.92	574.09	383.19	578.92	383.19
Return on average assets (ROA)		0.95 %	1.00 %	1.13 %	0.97 %	1.14 %
Return on average assets (ROA) - adjusted		1.07 %	1.12 %	1.02 %	1.10 %	1.04 %
Return on average common equity (ROE)		9.87 %	11.18 %	14.64 %	10.51 %	14.67 %
Return on average common equity (ROE) - adjusted		11.19 %	12.67 %	13.23 %	11.91 %	13.37 %
Return on average tangible common equity (ROTCE)		10.40 %	11.83 %	16.14 %	11.11 %	16.21 %
Return on average tangible common equity (ROTCE) - adjusted		11.80 %	13.41 %	14.58 %	12.58 %	14.76 %
Efficiency ratio		57.55 %	61.57 %	64.61 %	59.50 %	63.98 %
Net interest margin (NIM)		3.04 %	2.73 %	2.67 %	2.89 %	2.73 %
Select Balance Sheet Items:						
Total investment securities	$	19,136	19,469	10,895	19,136	10,895
Total loans and leases		67,735	65,524	32,690	67,735	32,690
Total operating lease equipment, net		7,971	7,972	—	7,971	—
Total deposits		89,329	91,597	48,410	89,329	48,410
Total borrowings		3,813	2,676	1,225	3,813	1,225
Loan to deposit ratio		75.83 %	71.54 %	67.53 %	75.83 %	67.53 %
Noninterest-bearing deposits to total deposits		29.83 %	28.27 %	43.33 %	29.83 %	43.33 %
Capital Ratios: [2]						
Total risk-based capital ratio		14.46 %	14.47 %	14.15 %	14.46 %	14.15 %
Tier 1 risk-based capital ratio		12.37 %	12.39 %	12.13 %	12.37 %	12.13 %
Common equity Tier 1 ratio		11.34 %	11.34 %	11.14 %	11.34 %	11.14 %
Tier 1 leverage capital ratio		9.85 %	9.55 %	7.67 %	9.85 %	7.67 %
Asset Quality:						
Nonaccrual loans to total loans and leases		0.76 %	0.82 %	0.57 %	0.76 %	0.57 %
Allowance for credit losses (ACL) to loans and leases		1.26 %	1.29 %	0.58 %	1.26 %	0.58 %
Net charge-off ratio		0.13 %	0.09 %	0.02 %	0.11 %	0.02 %

[1] The financial information above is BancShares GAAP and Adjusted (non-GAAP) information.

[2] Capital ratios for the current quarter are preliminary pending completion of quarterly regulatory filings.

5

Dollars in millions, except share and per share data

Income Statement (unaudited) [1]		BancShares 2Q22	BancShares 1Q22	BancShares 2Q21	BancShares YTD22	BancShares YTD21
INTEREST INCOME						
Interest and fees on loans	$	655	621	324	1,276	647
Interest on investment securities		89	83	36	172	66
Interest on deposits at banks		13	6	2	19	4
Total interest income		**757**	**710**	**362**	**1,467**	**717**
INTEREST EXPENSE						
Deposits		42	39	8	81	17
Borrowings		15	22	8	37	14
Total interest expense		**57**	**61**	**16**	**118**	**31**
Net interest income		700	649	346	1,349	686
Provision (benefit) for credit losses		42	464	(20)	506	(31)
Net interest income after provision for credit losses		**658**	**185**	**366**	**843**	**717**
NONINTEREST INCOME						
Rental income on operating leases		213	208	—	421	—
Fee income and other service charges		39	35	10	74	21
Wealth management services		37	35	32	72	64
Service charges on deposit accounts		28	28	21	56	43
Factoring commissions		27	27	—	54	—
Cardholder services, net		26	25	22	51	42
Merchant services, net		9	10	8	19	17
Insurance commissions		11	12	4	23	8
Realized gain on sales of investment securities available for sale, net		—	—	16	—	25
Fair value adjustment on marketable equity securities, net		(6)	3	12	(3)	28
Bank-owned life insurance		9	8	—	17	1
Gain on sales of leasing equipment, net		5	6	—	11	—
Gain on acquisition		—	431	—	431	—
Gain on extinguishment of debt		—	6	—	6	—
Other noninterest income		26	16	8	42	21
Total noninterest income		**424**	**850**	**133**	**1,274**	**270**
NONINTEREST EXPENSE						
Depreciation on operating lease equipment		89	81	—	170	—
Maintenance and other operating lease expenses		47	43	—	90	—
Salaries and benefits		341	352	188	693	372
Net occupancy expense		48	49	28	97	58
Equipment expense		54	52	29	106	59
Professional fees		15	16	4	31	8
Third-party processing fees		26	24	14	50	28
FDIC insurance expense		9	12	4	21	7
Marketing		9	8	2	17	4
Merger-related expenses		34	135	6	169	13
Intangible asset amortization		6	6	3	12	6
Other noninterest expense		67	32	22	99	42
Total noninterest expense		**745**	**810**	**300**	**1,555**	**597**
Income before income taxes		**337**	**225**	**199**	**562**	**390**
Income tax expense (benefit)		82	(46)	46	36	90
Net income	**$**	**255**	**271**	**153**	**526**	**300**
Preferred stock dividends		17	7	5	24	9
Net income available to common stockholders	**$**	**238**	**264**	**148**	**502**	**291**
Basic earnings per common share	**$**	**14.87**	**16.70**	**15.09**	**31.52**	**29.63**
Diluted earnings per common share	**$**	**14.86**	**16.70**	**15.09**	**31.48**	**29.63**
Weighted average common shares outstanding (basic)		16,023,613	15,779,153	9,816,405	15,918,978	9,816,405
Weighted average common shares outstanding (diluted)		16,035,090	15,779,153	9,816,405	15,937,826	9,816,405

[1] The financial information above is BancShares GAAP information.

6

Dollars in millions

Balance Sheet (unaudited) [(1)]		BancShares 2Q22	BancShares 1Q22	BancShares 2Q21
ASSETS				
Cash and due from banks	$	583	523	395
Interest-earning deposits at banks		6,476	9,285	7,871
Securities purchased under agreements to resell		—	—	—
Investment in marketable equity securities		94	100	119
Investment securities available for sale		9,210	9,295	7,381
Investment securities held to maturity		9,832	10,074	3,395
Assets held for sale		38	83	108
Loans and leases		67,735	65,524	32,690
Allowance for credit losses		(850)	(848)	(189)
Loans and leases, net of allowance for credit losses		**66,885**	**64,676**	**32,501**
Operating lease equipment, net		7,971	7,972	—
Premises and equipment, net		1,415	1,431	1,238
Bank-owned life insurance		1,334	1,326	115
Goodwill		346	346	350
Other intangible assets		150	156	25
Other assets		3,339	3,330	1,677
Total assets	$	**107,673**	**108,597**	**55,175**
LIABILITIES				
Deposits				
Noninterest-bearing	$	26,645	25,898	20,974
Interest-bearing		62,684	65,699	27,436
Total deposits		89,329	91,597	48,410
Credit balances of factoring clients		1,070	1,150	—
Securities sold under customer repurchase agreements		646	616	693
Federal Home Loan Bank borrowings		1,785	639	647
Senior unsecured borrowings		892	895	—
Subordinated debt		1,055	1,058	497
Other borrowings		81	84	81
Other liabilities		2,173	1,988	370
Total liabilities	$	**97,031**	**98,027**	**50,698**
STOCKHOLDERS' EQUITY				
Preferred stock		881	881	340
Common Stock:				
Class A		15	15	9
Class B		1	1	1
Additional paid in capital		5,345	5,344	—
Retained earnings		4,865	4,634	4,149
Accumulated other comprehensive (loss)		(465)	(305)	(22)
Total stockholders' equity		**10,642**	**10,570**	**4,477**
Total liabilities and stockholders' equity	$	**107,673**	**108,597**	**55,175**

[(1)] The financial information above is BancShares GAAP information.

7

Dollars in millions, except per share data

Summary Financial Data & Key Metrics		BancShares 2Q22	BancShares 1Q22	Combined [(1)] 2Q21	BancShares YTD22	Combined [(1)] YTD21
Key Performance Metrics:						
Diluted earnings per common share (EPS)	$	14.86	16.70	15.09	31.48	29.63
Diluted earnings per common share (EPS) - adjusted		16.86	18.95	13.63	35.67	26.99
Book value per common share		609.95	605.48	421.39	609.95	421.39
Tangible book value per common share (TBV)		578.92	574.09	383.19	578.92	383.19
Return on average assets (ROA)		0.95 %	1.00 %	1.13 %	0.97 %	1.14 %
Return on average assets (ROA) - adjusted		1.07 %	1.12 %	1.02 %	1.10 %	1.04 %
Return on average common equity (ROE)		9.87 %	11.18 %	14.64 %	10.51 %	14.67 %
Return on average common equity (ROE) - adjusted		11.19 %	12.67 %	13.23 %	11.91 %	13.37 %
Return on average tangible common equity (ROTCE)		10.40 %	11.83 %	16.14 %	11.11 %	16.21 %
Return on average tangible common equity (ROTCE) - adjusted		11.80 %	13.41 %	14.58 %	12.58 %	14.76 %
Efficiency ratio		57.55 %	61.57 %	64.73 %	59.50 %	64.17 %
Net interest margin (NIM)		3.04 %	2.73 %	2.56 %	2.89 %	2.58 %
Select Balance Sheet Items:						
Total investment securities	$	19,136	19,469	16,129	19,136	16,129
Total loans and leases		67,735	65,524	66,401	67,735	66,401
Total operating lease equipment, net		7,971	7,972	7,782	7,971	7,782
Total deposits		89,329	91,597	89,696	89,329	89,696
Total borrowings		3,813	2,676	5,469	3,813	5,469
Loan to deposit ratio		75.83 %	71.54 %	74.03 %	75.83 %	74.03 %
Noninterest-bearing deposits to total deposits		29.83 %	28.27 %	27.32 %	29.83 %	27.32 %
Capital Ratios: [(2)]						
Total risk-based capital ratio		14.46 %	14.47 %	14.15 %	14.46 %	14.15 %
Tier 1 risk-based capital ratio		12.37 %	12.39 %	12.13 %	12.37 %	12.13 %
Common equity Tier 1 ratio		11.34 %	11.34 %	11.14 %	11.34 %	11.14 %
Tier 1 leverage capital ratio		9.85 %	9.55 %	7.67 %	9.85 %	7.67 %
Asset Quality:						
Nonaccrual loans to total loans and leases		0.76 %	0.82 %	1.11 %	0.76 %	1.11 %
Allowance for credit losses (ACL) to loans and leases		1.26 %	1.29 %	1.57 %	1.26 %	1.57 %
Net charge-off ratio		0.13 %	0.09 %	0.16 %	0.11 %	0.12 %

(1) EPS, book value per common shares, TBV per common share, ROA, ROE, ROTCE and all capital ratios for the quarter-to-date and year-to-date periods ending June 30, 2021 are based on historical BancShares financial information, which excludes CIT.

(2) Capital ratios for the current quarter are preliminary pending completion of quarterly regulatory filings.

8

Dollars in millions, except share and per share data

Income Statement (unaudited)		BancShares 2Q22	BancShares 1Q22	Combined [1] 2Q21	BancShares YTD22	Combined [1] YTD21
INTEREST INCOME						
Interest and fees on loans	$	655	621	680	1,276	1,367
Interest on investment securities		89	83	51	172	102
Interest on deposits at banks		13	6	2	19	6
Total interest income		**757**	**710**	**733**	**1,467**	**1,475**
INTEREST EXPENSE						
Deposits		42	39	59	81	130
Borrowings		15	22	62	37	127
Total interest expense		**57**	**61**	**121**	**118**	**257**
Net interest income		700	649	612	1,349	1,218
Provision (benefit) for credit losses		42	464	(94)	506	(224)
Net interest income after provision for credit losses		**658**	**185**	**706**	**843**	**1,442**
NONINTEREST INCOME						
Rental income on operating leases		213	208	188	421	383
Fee income and other service charges		39	35	39	74	73
Wealth management services		37	35	32	72	64
Service charges on deposit accounts		28	28	23	56	46
Factoring commissions		27	27	27	54	51
Cardholder services, net		26	25	23	51	43
Merchant services, net		9	10	9	19	18
Insurance commissions		11	12	10	23	19
Realized gain on sales of investment securities available for sale, net		—	—	19	—	133
Fair value adjustment on marketable equity securities, net		(6)	3	12	(3)	28
Bank-owned life insurance		9	8	9	17	18
Gain on sales of leasing equipment, net		5	6	29	11	57
Gain on acquisition		—	431	—	431	—
Gain on extinguishment of debt		—	6	—	6	—
Other noninterest income		26	16	63	42	112
Total noninterest income		**424**	**850**	**483**	**1,274**	**1,045**
NONINTEREST EXPENSE						
Depreciation on operating lease equipment		89	81	83	170	168
Maintenance and other operating lease expenses		47	43	54	90	106
Salaries and benefits		341	352	330	693	670
Net occupancy expense		48	49	46	97	94
Equipment expense		54	52	51	106	104
Professional fees		15	16	19	31	30
Third-party processing fees		26	24	22	50	43
FDIC insurance expense		9	12	13	21	26
Marketing		9	8	8	17	13
Merger-related expenses		34	135	6	169	18
Intangible asset amortization		6	6	11	12	23
Other noninterest expense		67	32	48	99	104
Total noninterest expense		**745**	**810**	**691**	**1,555**	**1,399**
Income before income taxes		**337**	**225**	**498**	**562**	**1,088**
Income tax expense (benefit)		82	(46)	118	36	258
Net income	**$**	**255**	**271**	**380**	**526**	**830**
Preferred stock dividends		17	7	17	24	24
Net income available to common stockholders	**$**	**238**	**264**	**363**	**502**	**806**

[1] Combined financial information for the three and six month periods ending June 30, 2021 reflect historical BancShares and CIT information on a combined basis. Please see "Income Statement - Combined June 30, 2021" below for a reconciliation of these amounts to the most comparable GAAP amounts for such periods.

9

Dollars in millions, except share and per share data

Notable Items [1]		BancShares 2Q22	BancShares 1Q22	Combined [2] 2Q21	BancShares YTD22	Combined [2] YTD21
NONINTEREST INCOME						
Rental income on operating leases, net [2]	$	(136)	(124)	(137)	(260)	(274)
Realized gain on sales of investment securities available for sale, net		—	—	(19)	—	(133)
Fair value adjustment on marketable equity securities, net		6	(3)	(12)	3	(28)
Gain on sales of leasing equipment, net		(5)	(6)	(29)	(11)	(57)
Gain on acquisition		—	(431)	—	(431)	—
Gain on extinguishment of debt		—	(6)	—	(6)	—
Gain on sales of legacy consumer mortgage loans		—	—	(33)	—	(56)
Gain on other loan and asset sales		(6)	—	(8)	(6)	(8)
Noninterest income - total adjustments	$	**(141)**	**(570)**	**(238)**	**(711)**	**(555)**
NONINTEREST EXPENSE						
Depreciation on operating lease equipment [3]		(89)	(81)	(83)	(170)	(168)
Maintenance and other operating lease equipment expense [3]		(47)	(43)	(54)	(90)	(106)
Merger-related expenses		(34)	(135)	(6)	(169)	(18)
Intangible asset amortization		(6)	(6)	(11)	(12)	(23)
Employee benefits-related expense [4]		—	27	8	27	8
Other noninterest expense [5]		(3)	—	10	(3)	5
Noninterest expense - total adjustments	$	**(179)**	**(238)**	**(136)**	**(417)**	**(302)**
CECL Day 2 provision and reserve for unfunded commitments		—	(513)	—	(513)	—
Provision for credit losses - total adjustments	$	**—**	**(513)**	**—**	**(513)**	**—**
Impact of notable items on pre-tax income	$	38	181	(102)	219	(253)
Income tax impact		6	146	(24)	152	(60)
Impact of notable items on net income	$	32	35	(78)	67	(193)
Impact of notable items on basic and diluted EPS		**2.00**	**2.25**	**N/A**	**4.19**	**N/A**

[1] The notable items above reconcile the GAAP items (with the exception of quarter-to-date and year-to-date periods ending June 30, 2021 which reflect the historical results of BancShares and CIT on a combined basis) to the non-GAAP items.

[2] Combined financial information for the three and six month periods ending June 30, 2021 reflect historical BancShares and CIT information on a combined basis. The combined financial information is non-GAAP.

[3] Rental income on operating leases is net of depreciation and maintenance expense.

[4] A portion of the adjustment for employee benefits-related expenses is included in salaries and benefits and the remainder is included in other noninterest expense.

[5] In 2021, other expense includes a reserve release related to the prior sale of certain mortgage loans and the establishment of a litigation reserve.

10

Dollars in millions, except share and per share data

Condensed Income Statement (unaudited) - Adjusted for Notable Items [1]		BancShares 2Q22	BancShares 1Q22	Combined [2] 2Q21	BancShares YTD22	Combined [2] YTD21
Interest income	$	757	710	733	1,467	1,475
Interest expense		57	61	121	118	257
Net interest income		700	649	612	1,349	1,218
Provision (benefit) for credit losses		42	(49)	(94)	(7)	(224)
Net interest income after provision for credit losses		**658**	**698**	**706**	**1,356**	**1,442**
Noninterest income		283	280	246	563	491
Noninterest expense		566	572	555	1,138	1,097
Income before income taxes		**375**	**406**	**397**	**781**	**836**
Income tax expense		88	100	94	188	198
Net income	**$**	**287**	**306**	**303**	**593**	**638**
Preferred stock dividends		17	7	17	24	24
Net income available to common stockholders	**$**	**270**	**299**	**286**	**569**	**614**
Basic earnings per common share [3]	**$**	**16.87**	**18.95**	**13.63**	**35.71**	**26.99**
Diluted earnings per common share [3]	**$**	**16.86**	**18.95**	**13.63**	**35.67**	**26.99**
Weighted average common shares outstanding (basic) [3]		16,023,613	15,779,153	9,816,405	15,918,978	9,816,405
Weighted average common shares outstanding (diluted) [3]		16,035,090	15,779,153	9,816,405	15,937,826	9,816,405

[1] The GAAP income statements are included previously in these materials. The adjusted income statements above reflect non-GAAP items (including core adjusted noninterest income and expense) as the impacts of the notable items are excluded. The notable items included previously in this release reconcile the GAAP items (with the exception of quarter-to-date and year-to-date periods ending June 30, 2021 which reflect the historical results of BancShares and CIT on a combined basis) to the non-GAAP items.

[2] Combined financial information for the three and six month periods ending June 30, 2021 reflect historical BancShares and CIT information on a combined basis. The combined financial information is non-GAAP. Please see "Income Statement - Combined June 30, 2021" below for a reconciliation of these amounts to the most comparable GAAP amounts for such periods.

[3] Per share and share data for the three and six month periods ending June 30, 2021 reflect historical BancShares financial information, which excludes CIT.

11

Dollars in millions

Balance Sheet (unaudited)		BancShares 2Q22	BancShares 1Q22	Combined [(1)] 2Q21
ASSETS				
Cash and due from banks	$	583	523	542
Interest-earning deposits at banks		6,476	9,285	13,006
Securities purchased under agreements to resell		—	—	150
Investment in marketable equity securities		94	100	119
Investment securities available for sale		9,210	9,295	12,463
Investment securities held to maturity		9,832	10,074	3,397
Assets held for sale		38	83	159
Loans and leases		67,735	65,524	66,401
Allowance for credit losses		(850)	(848)	(1,040)
Loans and leases, net of allowance for credit losses		**66,885**	**64,676**	**65,361**
Operating lease equipment, net		7,971	7,972	7,782
Premises and equipment, net		1,415	1,431	1,423
Bank-owned life insurance		1,334	1,326	1,301
Goodwill		346	346	350
Other intangible assets		150	156	143
Other assets		3,339	3,330	3,683
Total assets	$	**107,673**	**108,597**	**109,879**
LIABILITIES				
Deposits				
Noninterest-bearing	$	26,645	25,898	24,505
Interest-bearing		62,684	65,699	65,191
Total deposits		89,329	91,597	89,696
Credit balances of factoring clients		1,070	1,150	1,531
Securities sold under customer repurchase agreements		646	616	693
Federal Home Loan Bank borrowings		1,785	639	647
Senior unsecured borrowings		892	895	3,739
Subordinated debt		1,055	1,058	992
Other borrowings		81	84	91
Other liabilities		2,173	1,988	1,977
Total liabilities	$	**97,031**	**98,027**	**99,366**
STOCKHOLDERS' EQUITY				
Preferred stock		881	881	865
Common Stock:				2
Class A		15	15	9
Class B		1	1	1
Additional paid in capital		5,345	5,344	3,751
Retained earnings		4,865	4,634	6,023
Accumulated other comprehensive (loss)		(465)	(305)	(138)
Total stockholders' equity		**10,642**	**10,570**	**10,513**
Total liabilities and stockholders' equity	$	**107,673**	**108,597**	**109,879**

[(1)] Combined financial information as of June 30, 2021 reflect historical BancShares and CIT information on a combined basis. The combined financial information is non-GAAP. Please see "Balance Sheet - Combined as of June 30, 2021" below for a reconciliation of these amounts to the most comparable GAAP amounts.

12

Dollars in millions

Loans & Leases by Class (end of period)		BancShares 2Q22	BancShares 1Q22	Combined 2Q21
Loans & Leases by Class				
Commercial				
Commercial construction	$	2,783	2,633	2,649
Owner-occupied commercial mortgages		13,795	13,553	13,121
Non-owner-occupied commercial mortgages		9,167	9,293	9,948
Commercial and industrial		23,554	22,402	22,752
Leases		2,178	2,220	2,424
Total commercial	$	51,477	50,101	50,894
Consumer				
Residential mortgage	$	12,441	11,711	11,635
Revolving mortgage		1,893	1,840	1,981
Consumer auto		1,338	1,320	1,288
Consumer other		586	552	604
Total consumer	**$**	16,258	15,423	15,507
Total loans and leases	$	**67,735**	**65,524**	**66,401**
Less: Allowance for credit losses		(850)	848	(1,040)
Total loans and leases, net of allowance for credit losses	$	**66,885**	**64,676**	**65,361**

Deposits by Type (end of period)		BancShares 2Q22	BancShares 1Q22		Combined 2Q21
Demand	$	26,645	25,898	$	24,505
Checking with interest		16,285	16,702		14,733
Money market		24,699	26,249		25,239
Savings		13,319	13,506		14,334
Time		8,381	9,242		10,885
Total deposits	**$**	**89,329**	**91,597**	**$**	**89,696**

13

Dollars in millions

Credit Quality & Allowance		BancShares 2Q22	BancShares 1Q22	Combined 2Q21	BancShares YTD22	Combined YTD21
Nonaccrual loans	$	513	538	736	513	736
Ratio of nonaccrual loans to total loans		**0.76 %**	**0.82 %**	**1.11 %**	**0.76 %**	**1.11 %**
Charge-offs	$	(41)	(33)	(55)	(74)	(92)
Recoveries		19	18	29	37	52
Net charge-offs	**$**	**(22)**	**(15)**	**(26)**	**(37)**	**(40)**
Net charge-off ratio		**0.13 %**	**0.09 %**	**0.16 %**	**0.11 %**	**0.12 %**
Allowance for credit losses to loans ratio		1.26 %	1.29 %	1.57 %	1.26 %	1.57 %
Allowance for credit losses - beginning	**$**	**848**	**178**	**1,153**	**178**	**1,288**
Initial PCD allowance		(12)	284	—	272	—
Initial Non-PCD allowance		—	454	—	454	—
Provision (benefit) for credit losses		36	(53)	(87)	(17)	(208)
Net charge-offs		(22)	(15)	(26)	(37)	(40)
Allowance for credit losses - ending	**$**	**850**	**848**	**1,040**	**850**	**1,040**

14

Dollars in millions

Average Balance Sheet	BancShares 2Q22			BancShares 1Q22			Combined 2Q21		
	Avg Balance	Income/ Expense	Yield/ Rate	Avg Balance	Income/ Expense	Yield/ Rate	Avg Balance	Income/ Expense	Yield/ Rate
Loans and leases	$ 65,298	$ 655	4.01 %	$ 64,144	$ 621	3.88 %	$ 66,393	$ 680	4.08 %
Investment securities	19,185	89	1.85 %	19,492	83	1.71 %	15,471	51	1.28 %
Interest-earning deposits at banks	7,630	13	0.72 %	11,476	6	0.19 %	13,402	2	0.11 %
Total interest-earning assets	**$ 92,113**	**$ 757**	**3.28%**	**$ 95,112**	**$ 710**	**2.99%**	**$ 95,266**	**$ 733**	**3.07%**
Interest-bearing deposits	$ 64,070	$ 42	0.26 %	$ 66,258	$ 39	0.24 %	$ 65,287	$ 59	0.37 %
Securities sold under customer repurchase agreements	627	—	0.16 %	600	—	0.16 %	677	1	0.21 %
Borrowings	2,419	15	2.43 %	4,506	22	1.95 %	6,060	61	4.03 %
Total interest-bearing liabilities	**$ 67,116**	**$ 57**	**0.34%**	**$ 71,364**	**$ 61**	**0.35%**	**$ 72,024**	**$ 121**	**0.67%**
Net interest income		**$ 700**			**$ 649**			**$ 612**	
Net interest spread			2.94 %			2.64 %			2.39 %
Net interest margin			**3.04%**			**2.73%**			**2.56%**

Average Balance Sheet	BancShares YTD22			Combined YTD21		
	Avg Balance	Income/ Expense	Yield/ Rate	Avg Balance	Income/ Expense	Yield/ Rate
Loans and leases	$ 64,724	$ 1,276	3.96 %	$ 67,032	$ 1,367	4.09 %
Investment securities	19,338	172	1.78 %	15,554	102	1.30 %
Interest-earning deposits at banks	9,542	19	0.40 %	11,962	6	0.11 %
Total interest-earning assets	**$ 93,604**	**$ 1,467**	**3.14%**	**$ 94,548**	**$ 1,475**	**3.12%**
Interest-bearing deposits	$ 65,158	$ 81	0.25 %	$ 65,305	$ 130	0.40 %
Securities sold under customer repurchase agreements	614	—	0.16 %	659	1	0.21 %
Borrowings	3,457	37	2.12 %	6,373	126	3.94 %
Total interest-bearing liabilities	**$ 69,229**	**$ 118**	**0.34%**	**$ 72,337**	**$ 257**	**0.71%**
Net interest income		**$ 1,349**			**$ 1,218**	
Net interest spread			2.80 %			2.41 %
Net interest margin			**2.89%**			**2.58%**

15

Dollars in millions, except per share data

Non-GAAP Reconciliations		BancShares 2Q22	BancShares 1Q22	Combined [(2)] 2Q21	BancShares YTD22	Combined [(2)] YTD21
Reconciliations from GAAP to Adjusted [(1)]						
Net income available to common stockholders (GAAP)	$	238	264	363	502	806
Tax-effected notable items		32	35	(77)	67	(192)
Adjusted net income available to common stockholders (non-GAAP)	**$**	**270**	**299**	**286**	**569**	**614**
Basic EPS (GAAP) [(2)]	$	14.87	16.70	15.09	31.52	29.63
Tax-effected notable items		2.00	2.25	(1.46)	4.19	(2.64)
Basic EPS- adjusted (non-GAAP) [(2)]		**16.87**	**18.95**	**13.63**	**35.71**	**26.99**
Diluted EPS (GAAP) [(2)]	$	14.86	16.70	15.09	31.48	29.63
Tax-effected notable items		2.00	2.25	(1.46)	4.19	(2.64)
Diluted EPS- adjusted (non-GAAP) [(2)]		**16.86**	**18.95**	**13.63**	**35.67**	**26.99**
ROA (GAAP)		0.95 %	1.00 %	1.13 %	0.97 %	1.14 %
Tax-effected notable items		0.12 %	0.12 %	(0.11)%	0.13 %	(0.10)%
ROA- adjusted (non-GAAP)		**1.07 %**	**1.12 %**	**1.02 %**	**1.10 %**	**1.04 %**
ROE (GAAP) [(2) (3)]		9.87 %	11.18 %	14.64 %	10.51 %	14.67 %
Tax-effected notable items		1.32 %	1.49 %	(1.41)%	1.40 %	(1.30)%
ROE- adjusted (non-GAAP) [(2) (3)]		**11.19 %**	**12.67 %**	**13.23 %**	**11.91 %**	**13.37 %**
ROTCE [(2) (3)]		10.40 %	11.83 %	16.14 %	11.11 %	16.21 %
Tax-effected notable items		1.40 %	1.58 %	(1.56)%	1.47 %	(1.45)%
ROTCE- adjusted (non-GAAP measure) [(2) (3)]		**11.80 %**	**13.41 %**	**14.58 %**	**12.58 %**	**14.76 %**
Provision (benefit) for credit losses	$	42	464	(94)	506	(224)
Day 2 provision related to CIT Merger		—	(513)	—	(513)	—
Provision (benefit) for credit losses- adjusted	**$**	**42**	**(49)**	**(94)**	**(7)**	**(224)**

[(1)] The GAAP income statements, adjusted condensed income statements (which reflect non-GAAP results including adjusted noninterest income and expense), and the individual notable items, which reconcile GAAP (with the exception of quarter-to-date and year-to-date periods ending June 30, 2021, which reflect the historical results of BancShares and CIT on a combined basis) to non-GAAP items are included previously in this release. The notable items in the table above represent the aggregate impacts of all of the notable items.

[(2)] Basic and diluted EPS, ROE, and ROTCE for the quarter-to-date and year-to-date periods ending June 30, 2021 are based on historical FCB financial information, which excludes CIT. All other information for such periods is based on the combined balance sheets and historical results of BancShares and CIT. See "Balance Sheet - Combined as of June 30, 2021" and "Income Statement - Combined June 30, 2021" below for more information.

[(3)] ROE and ROTCE are calculated based on common equity, which excludes preferred stock.

16

Dollars in millions, except per share data

Non-GAAP Reconciliations		BancShares 2Q22	BancShares 1Q22	Combined [1] 2Q21	BancShares YTD22	Combined [1] YTD21
Pre-tax, pre-provision net revenue						
Net income (GAAP)	$	255	271	380	526	830
Provision (benefit) for credit losses		42	464	(94)	506	(224)
Income tax expense (benefit)		82	(46)	118	36	258
Pre-tax, pre-provision net revenue (PPNR) (non-GAAP)	**$**	**379**	**689**	**404**	**1,068**	**864**
ROTCE						
ROE [1] (GAAP)		9.87 %	11.18 %	14.64 %	10.51 %	14.67 %
Exclusion of goodwill and other intangible assets		0.53 %	0.65 %	1.50 %	0.60 %	1.54 %
ROTCE [1] (non-GAAP)		**10.40 %**	**11.83 %**	**16.14 %**	**11.11 %**	**16.21 %**
TBV per common share						
Book value per common share [1] (GAAP)	$	609.95	605.48	421.39	609.95	421.39
Exclusion of goodwill and other intangible assets		(31.03)	(31.39)	(38.20)	(31.03)	(38.20)
TBV per common share [1] (non-GAAP)	**$**	**578.92**	**574.09**	**383.19**	**578.92**	**383.19**
Efficiency Ratio						
Net interest income (GAAP)	$	700	649	612	1,349	1,218
Adjusted noninterest income (non-GAAP)		283	280	246	563	491
Total efficiency revenue	$	983	929	858	1,912	1,709
Adjusted noninterest expense (non-GAAP)	$	566	572	555	1,138	1,097
Efficiency ratio (non-GAAP)		**57.55 %**	**61.57 %**	**64.73 %**	**59.50 %**	**64.17 %**
Average Interest-earning Assets and Net Interest Margin						
Average interest-earning assets (GAAP)	$	92,113	95,112	95,266	93,604	94,548
Less: credit balances for factoring clients		1,189	1,160	1,586	1,175	1,607
Adjusted average interest earning assets (non-GAAP)	$	90,924	93,952	93,680	92,429	92,941
Net interest margin (non-GAAP)		**3.04 %**	**2.73 %**	**2.56 %**	**2.89 %**	**2.58 %**

[1] ROE, ROTCE, book value per common share, and TBV per common share are calculated based on common equity, which excludes preferred stock. ROE, ROTCE, book value per common share, and TBV per common share for the quarter-to-date and year-to-date periods ending June 30, 2021 are based on historical FCB financial information which excludes CIT. All other information for such periods is based on the combined balance sheets and historical results of BancShares and CIT. See "Balance Sheet - Combined as of June 30, 2021" and "Income Statement - Combined June 30, 2021" below for more information.

17

Dollars in millions, except share and per share data

Income Statement- Combined June 30, 2021		BancShares QTD	CIT QTD	Combined QTD [(1)]	BancShares YTD	CIT YTD	Combined YTD [(1)]
INTEREST INCOME							
Interest and fees on loans	$	324	356	680	647	720	1,367
Interest on investment securities		36	15	51	66	36	102
Interest on deposits at banks		2	—	2	4	2	6
Total interest income		**362**	**371**	**733**	**717**	**758**	**1,475**
INTEREST EXPENSE							
Deposits		8	51	59	17	113	130
Borrowings		8	54	62	14	113	127
Total interest expense		**16**	**105**	**121**	**31**	**226**	**257**
Net interest income		346	266	612	686	532	1,218
Provision (benefit) for credit losses		(20)	(74)	(94)	(31)	(193)	(224)
Net interest income after provision for credit losses		**366**	**340**	**706**	**717**	**725**	**1,442**
NONINTEREST INCOME							
Rental income on operating leases		—	188	188	—	383	383
Fee income and other service charges		10	29	39	21	52	73
Wealth management services		32	—	32	64	—	64
Service charges on deposit accounts		21	2	23	43	3	46
Factoring commissions		—	27	27	—	51	51
Cardholder services, net		22	1	23	42	1	43
Merchant services, net		8	1	9	17	1	18
Insurance commissions		4	6	10	8	11	19
Realized gain on sales of investment securities available for sale, net		16	3	19	25	108	133
Fair value adjustment on marketable equity securities, net		12	—	12	28	—	28
Bank-owned life insurance		—	9	9	1	17	18
Gain on sales of leasing equipment, net		—	29	29	—	57	57
Other noninterest income		8	55	63	21	91	112
Total noninterest income		**133**	**350**	**483**	**270**	**775**	**1,045**
NONINTEREST EXPENSE							
Depreciation on operating lease equipment		—	83	83	—	168	168
Maintenance and other operating lease expenses		—	54	54	—	106	106
Salaries and benefits		188	142	330	372	298	670
Net occupancy expense		28	18	46	58	36	94
Equipment expense		29	22	51	59	45	104
Professional fees		4	15	19	8	22	30
Third-party processing fees		14	8	22	28	15	43
FDIC insurance expense		4	9	13	7	19	26
Marketing		2	6	8	4	9	13
Merger-related expenses		6	—	6	13	5	18
Intangible asset amortization		3	8	11	6	17	23
Other noninterest expense		22	26	48	42	62	104
Total noninterest expense		**300**	**391**	**691**	**597**	**802**	**1,399**
Income before income taxes		**199**	**299**	**498**	**390**	**698**	**1,088**
Income tax expense (benefit)		46	72	118	90	168	258
Net income	**$**	**153**	**227**	**380**	**300**	**530**	**830**
Preferred stock dividends		5	12	17	9	15	24
Net income available to common stockholders	**$**	**148**	**215**	**363**	**291**	**515**	**806**
Basic earnings per common share	**$**	**15.09**	N/A	N/A	**29.63**	N/A	N/A
Diluted earnings per common share	**$**	**15.09**	N/A	N/A	**29.63**	N/A	N/A
Weighted average common shares outstanding (basic)		9,816,405	N/A	N/A	9,816,405	N/A	N/A
Weighted average common shares outstanding (diluted)		9,816,405	N/A	N/A	9,816,405	N/A	N/A

[(1)] The income statements for the quarter-to-date and year-to-date periods ending June 30, 2021 reflect the historical results of BancShares and CIT on a combined basis to facilitate more meaningful comparisons to historical periods prior to the CIT Merger. The table reconciles BancShares' historical results (GAAP) to the combined results (non-GAAP). The combined historical information is presented as reported by each company without adjustment for the acquisition method of accounting and is intended for comparative purposes only. Such combined historical information is not necessarily indicative of the results that might have occurred had the CIT Merger taken place as of the beginning of the applicable period presented nor is it indicative of results to be expected in any future period.

18

Dollars in millions, except share and per share data

Adjusted Income Statement- Combined June 30, 2021		BancShares QTD	CIT QTD	Combined QTD [1]	BancShares YTD	CIT YTD	Combined YTD [1]
Interest income	$	362	371	733	717	758	1,475
Interest expense		16	105	121	31	226	257
Net interest income		346	266	612	686	532	1,218
Provision (benefit) for credit losses		(20)	(74)	(94)	(31)	(193)	(224)
Net interest income after provision for credit losses		**366**	**340**	**706**	**717**	**725**	**1,442**
Noninterest income		106	140	246	218	273	491
Noninterest expense		291	264	555	578	519	1,097
Income before income taxes		**181**	**216**	**397**	**357**	**479**	**836**
Income tax expense (benefit)		41	53	94	82	116	198
Net income	**$**	**140**	**163**	**303**	**275**	**363**	**638**
Preferred stock dividends		5	12	17	9	15	24
Net income available to common stockholders	**$**	**135**	**151**	**286**	**266**	**348**	**614**
Basic earnings per common share	**$**	**13.63**	N/A	N/A	**26.99**	N/A	N/A
Diluted earnings per common share	**$**	**13.63**	N/A	N/A	**26.99**	N/A	N/A
Weighted average common shares outstanding (basic)		9,816,405	N/A	N/A	9,816,405	N/A	N/A
Weighted average common shares outstanding (diluted)		9,816,405	N/A	N/A	9,816,405	N/A	N/A

[1] The adjusted income statements for the quarter-to-date and year-to-date periods ending June 30, 2021 reflect the historical results of BancShares and CIT on a combined basis to facilitate more meaningful comparisons to historical periods prior to the CIT Merger. The table above reconciles BancShares' historical adjusted results to the combined results.The combined historical information is presented as reported by each company without adjustment for the acquisition method of accounting and is intended for comparative purposes only. Such combined historical information is not necessarily indicative of the results that might have occurred had the CIT Merger taken place as of the beginning of the applicable period presented nor is it indicative of results to be expected in any future period.

19

Dollars in millions

Balance Sheet- Combined as of June 30, 2021		BancShares 2Q21	CIT 2Q21	Combined [(1)] 2Q21
ASSETS				
Cash and due from banks	$	395	147	542
Interest-earning deposits at banks		7,871	5,135	13,006
Securities purchased under agreements to resell		—	150	150
Investments in marketable equity securities		119	—	119
Investment securities available for sale		7,381	5,082	12,463
Investment securities held to maturity		3,395	2	3,397
Assets held for sale		108	51	159
Loans and leases		32,690	33,711	66,401
Allowance for credit losses		(189)	(851)	(1,040)
Loans and leases, net of allowance for credit losses		**32,501**	**32,860**	**65,361**
Operating lease equipment, net		—	7,782	7,782
Premises and equipment, net		1,238	185	1,423
Bank-owned life insurance		115	1,186	1,301
Goodwill		350	—	350
Other intangible assets		25	118	143
Other assets		1,677	2,006	3,683
Total assets	$	**55,175**	**54,704**	**109,879**
LIABILITIES				
Deposits				
Noninterest-bearing	$	20,974	3,531	24,505
Interest-bearing		27,436	37,755	65,191
Total deposits		48,410	41,286	89,696
Credit balances of factoring clients		—	1,531	1,531
Securities sold under customer repurchase agreements		693	—	693
Federal Home Loan Bank borrowings		647	—	647
Senior unsecured borrowings		—	3,739	3,739
Subordinated debt		497	495	992
Other borrowings		81	10	91
Other liabilities		370	1,607	1,977
Total liabilities	$	**50,698**	**48,668**	**99,366**
STOCKHOLDERS' EQUITY				
Preferred stock		340	525	865
Common Stock:		—	2	2
Class A		9	—	9
Class B		1	—	1
Additional paid in capital		—	3,751	3,751
Retained earnings		4,149	1,874	6,023
Accumulated other comprehensive (loss)		(22)	(116)	(138)
Total stockholders' equity		**4,477**	**6,036**	**10,513**
Total liabilities and stockholders' equity	$	**55,175**	**54,704**	**109,879**

[(1)] The balance sheet as of June 30, 2021 reflects the historical balance sheets of BancShares and CIT on a combined basis to facilitate more meaningful comparisons to historical periods prior to the CIT Merger. The table above reconciles BancShares' historical balance sheet (GAAP) to the combined balance sheet (non-GAAP). The combined historical information is presented as reported by each company without adjustment for the acquisition method of accounting and is intended for comparative purposes only. Such combined historical information is not necessarily indicative of the results that might have occurred had the CIT Merger taken place as of the beginning of the applicable period presented nor is it indicative of results to be expected in any future period.

20